UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Explanatory Note:

On May 16, 2011, Amerigon Incorporated, through its wholly-owned subsidiary, Amerigon Europe GmbH, completed the acquisition of a majority interest in W.E.T. Automotive Systems AG, a German company. A Current Report on Form 8-K was filed on May 17, 2011 describing the acquisition. As stated in such Current Report, the financial statements required by item 9.01 concerning the acquisition were not included with such initial report but would be filed by amendment as soon as practicable, but not later than 71 days after the date such Current Report on Form 8-K was required to be filed. Such financial statements are being filed with this first amendment to that Current Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Consolidated financial statements of WET Automotive Systems AG for fiscal years ended December 31, 2008, 2009 and 2010

99.2	Unaudited pro forma condensed combined financial statements of Amerigon as of and for the year ended December 31, 2010.

99.3	Unaudited pro forma condensed combined financial statements of Amerigon as of and for the quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: July 29, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consolidated financial statements of WET Automotive Systems AG for fiscal years ended December 31, 2008, 2009 and 2010

99.2	Unaudited pro forma condensed combined financial statements of Amerigon as of and for the year ended December 31, 2010.

99.3	Unaudited pro forma condensed combined financial statements of Amerigon as of and for the quarter ended March 31, 2011.